UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2020

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 6, 2020, Consolidated Edison, Inc. (“Con Edison”) entered into a Credit Agreement, dated as of April 6, 2020, (the “Supplemental Credit Agreement”) among Con Edison, the lenders party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent. A copy of the Supplemental Credit Agreement is included as an exhibit to this report, and the description of the Supplemental Credit Agreement that follows is qualified in its entirety by reference to the Supplemental Credit Agreement.
Under the Supplemental Credit Agreement, the Lenders committed to provide loans, on a revolving credit basis for a 90-day period, with an option, subject to certain conditions, for Con Edison to convert all loans outstanding on the 90th day into a 270-day term loan. The Lenders committed to provide an aggregate amount of up to $750 million of credit. Subject to certain conditions, during the initial 90-day period, Con Edison and one or more Lenders or additional lenders may increase by up to $250 million the aggregate principal amount of loans available under the Supplemental Credit Agreement. Subject to certain exceptions, the commitments and loans under the Supplemental Credit Agreement are subject to mandatory termination and prepayment with the net cash proceeds of debt or equity issuances by Con Edison or its non-regulated subsidiaries.
Con Edison intends to use the Credit Agreement as additional liquidity and for other general corporate purposes. Any borrowings under the Supplemental Credit Agreement would generally be at variable interest rates. Interest and fees for loans under the Supplemental Credit Agreement reflect the credit ratings of Con Edison.
The Lenders’ commitments under the Supplemental Credit Agreement to make revolving credit loans to Con Edison terminate on July 2, 2020, and are subject to certain conditions, including that there be no Event of Default (see below) or event which with notice or the lapse of time would become an Event of Default with respect to Con Edison, that certain of the representations and warranties of the company contained in the Supplemental Credit Agreement (not including, among others, in the case of borrowings after the closing date, that the company did not have a material adverse change) be true on and as of the date of such loan.
Upon a change of control with respect to Con Edison, each Lender may terminate its commitments to Con Edison under the Supplemental Credit Agreement, declare the loans, accrued interest and any other amounts owed by Con Edison under the Supplemental Credit Agreement immediately due and payable, in the manner, with such effect and subject to the conditions provided in the Supplemental Credit Agreement.
     If an event of default under the Supplemental Credit Agreement (an “Event of Default”) with respect to Con Edison occurs and is continuing, the Lenders may terminate their commitments under the Supplemental Credit Agreement and declare the loans (including accrued interest) under the Supplemental Credit Agreement immediately due and payable, in the manner, with such effect and subject to the conditions provided in the Supplemental Credit Agreement. Events of Default, among others, include:

•	Failure to pay any principal of any loan issued under the Supplemental Credit Agreement when due;

•	Failure to pay any interest or fees under the Supplemental Credit Agreement within five days;

•
Failure to meet covenants under the Supplemental Credit Agreement, including covenants that the ratio of consolidated debt to consolidated total capital of Con Edison, calculated in accordance with the Supplemental Credit Agreement, not at any time exceed 0.65 to 1 and that, subject to certain exceptions (including liens or other encumbrances in aggregate not exceeding 5 percent of Con Edison’s consolidated total capital), the company will not create, assume or suffer a lien or other encumbrance on its assets;

•	Representations or warranties proved to be incorrect in any material respect when made (or deemed made);

•	Cross default to other financial obligations of $150 million or more of Con Edison or any subsidiaries which would permit the holder to accelerate the obligations; and

•	Other customary events of default.

ITEM 8.01	OTHER EVENTS.

Consolidated Edison, Inc. (Con Edison) and Consolidated Edison Company of New York, Inc. (CECONY) are updating their risk factor disclosure contained in their Securities and Exchange Commission filings as follows:

We face risks related to health epidemics and other outbreaks.

The Coronavirus Disease 2019 (“Covid-19”) is currently impacting countries, communities, supply chains and markets. To date, Covid-19 has not had a material impact on Con Edison and CECONY. However, we cannot predict whether, and the extent to which, Covid-19 will have a material impact on our liquidity, financial condition, and results of operations. The extent to which Covid-19 may impact our liquidity, financial condition, and results of operations will depend on future developments, which are highly uncertain and cannot be predicted, including new information concerning the severity of Covid-19 and the actions taken to contain it or treat its impact, among others.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit 10	Supplemental Credit Agreement, dated as of April 6, 2020, among Con Edison, the lenders party thereto and Bank of America, N.A., as Administrative Agent.
Exhibit 104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: April 6, 2020